SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2006

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

On May 18, 2006, Thomas J. Perkins announced his resignation as a director of Hewlett-Packard Company (“HP”), effective immediately. The text of HP’s press release relating to Mr. Perkins’ resignation is filed with this report as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

In connection with, and immediately following, Mr. Perkins’ resignation as a director, the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws decreasing the number of HP directors from eleven (11) to ten (10), effective immediately. The Amended and Restated Bylaws of HP reflecting such amendment are filed with this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to the resignation of Thomas J. Perkins as a director of HP, entitled “HP Announces Resignation of Director Tom Perkins” (filed herewith).

Exhibit 99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 19, 2006	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Text of press release of Hewlett-Packard Company, entitled “HP Announces Resignation of Director Tom Perkins” (filed herewith).

Exhibit 99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).